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                         SUPPLEMENT DATED MAY 1, 2001

                                      TO

                        PROSPECTUSES DATED MAY 1, 2001


This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company ("Product Prospectuses"). The variable annuity contracts involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY," "REVOLUTION VALUE VARIABLE ANNUITY," or "REVOLUTION VARIABLE ANNUITY."

You should disregard the Fidelity/(R)/ Variable Insurance Products Initial Class prospectuses that are attached to the Product Prospectuses.

This supplement is accompanied with prospectuses dated April 30, 2001 for the following:

     . Fidelity/(R)/ Variable Insurance Products Service Class -
       Contrafund/(R)/ Portfolio

     . Fidelity/(R)/ Variable Insurance Products Service Class - Growth
       Portfolio

     . Fidelity/(R)/ Variable Insurance Products Service Class - Overseas
       Portfolio


THESE SERIES FUND PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS FOR THE FIDELITY VIP CONTRAFUND/(R)/, FIDELITY VIP GROWTH AND FIDELITY VIP OVERSEAS INVESTMENT OPTIONS. BE SURE TO READ THE PROSPECTUS BEFORE SELECTING THE CORRESPONDING INVESTMENT OPTION.